SECOND MORTGAGE


                                        ESCROW AGREEMENT


               This Agreement dated as of June 18, 1996 made among KRT ORIGINATION CORP., a Delaware corporation, having an address c/o Kranzco Realty Trust, 128 Fayette Street, Conshohocken, PA 19428 (together with its successors and assigns, "Mortgagee"), each of the entities listed on Schedule I hereto, having an address at 128 Fayette Street, Conshohocken, Pennsylvania 19428 (the
"Mortgagor") and ROBINSON SILVERMAN PEARCE ARONSOHN & BERMAN LLP, a New York general partnership, as escrow agent, having an address at 1290 Avenue of the Americas, New York, New York 10104
(the "Escrow Agent").


                                      W I T N E S S E T H:


               WHEREAS, Mortgagee and Mortgagor are parties to an Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits which secures a loan in the principal amount of $181,700,000 by Mortgagee to Mortgagor and pursuant to which (i) an Amended and Restated Consolidated Mortgage securing a portion of the Loan in the amount of $37,086,793.05 was recorded against certain property of Mortgagor located in the State of New York (the "NY Mortgage") and (ii) a Consolidated, Amended and Restated Deed of Trust securing an aggregate principal amount of $33,650,000 was recorded against certain property of Mortgagor located in the State of Maryland (the "Maryland Mortgage");

               WHEREAS, Mortgagor has agreed to (i) execute a second mortgage securing an aggregate amount equal to $33,643,000 and covering certain property of Mortgagor located in the State of New York (the "NY Second Mortgage"), (ii) to execute a Second
Deed of Trust securing an aggregate amount equal to $11,725,000 in respect of the property known as the Fox Run Shopping Center and $5,230,000 in respect of the property known as the Anneslie Shopping Center (the "Maryland Second Mortgage"; and together with the NY Second Mortgage, collectively, the "Second
Mortgages") and (iii) to deliver same to Escrow Agent pursuant to the terms hereof; and

               WHEREAS, Mortgagee and Mortgagor desire to appoint
Escrow Agent to serve as escrow agent hereunder, and Escrow Agent has agreed to serve as such.

               NOW, THEREFORE, in consideration of Ten ($10.00)
Dollars and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               Section 1. Designation of Escrow Agent. Mortgagee and Mortgagor hereby designate Escrow Agent to hold, subject to the provisions of this Agreement, the Second Mortgages, and Escrow
Agent, by its signature at the end of this Agreement, agrees to act as such, subject to the provisions hereof.

               Section 2.  Rights and Obligations of Escrow Agent.

                      (a)  Simultaneously herewith, Mortgagor has
delivered to Escrow Agent, in escrow, six executed originals of the NY Second Mortgage, three of which are suitable for recording in Nassau County and three (3) of which are suitable for recording in Westchester County and four executed originals of the Maryland Second Mortgage.

                      (b) Mortgagee and Mortgagor acknowledge that (i) Escrow Agent is acting solely as a stakeholder at their request and for their convenience; (ii) Escrow Agent shall not be deemed to be the agent of either Mortgagee or Mortgagor; and (iii)
Escrow Agent shall not be liable to either Mortgagee or Mortgagor for any act or omission on Escrow Agent's part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence. Escrow Agent may assume the genuineness of all documents or signatures whether original or photocopied and that any person purporting to give any notice or instructions in accordance with the provisions hereof has been authorized to do so.

                      (c) In the event that Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any of the parties hereto with respect to the Second Mortgages held hereunder which, in Escrow Agent's opinion, are in conflict with any provisions of this Agreement, Escrow Agent shall be entitled to refrain from taking any action (other than to keep safely said Second
Mortgages) until Escrow Agent shall be directed otherwise in writing by the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

                      (d) Escrow Agent shall not be bound by any modification, cancellation or rescission of this Agreement unless in writing and signed by the other parties hereto. In no event, however, shall any modification of this Agreement which shall affect the rights or duties of Escrow Agent be binding on Escrow Agent unless Escrow Agent shall have given its prior written consent.

                      (e) Escrow Agent shall not charge the parties for Escrow Agent's services in acting as Escrow Agent; provided, however, that if there is any dispute relating to the Second
Mortgages or its disposition, Mortgagee and Mortgagor shall be jointly and severally obligated to reimburse Escrow Agent for all of Escrow Agent's costs and expenses in connection therewith, including reasonable attorneys' fees (including the value of any time expended by partners or employees of Escrow Agent) and to indemnify Escrow Agent and hold Escrow Agent harmless against any claim asserted against Escrow Agent or any liability, loss or damage, including reasonable attorneys' fees, incurred in connection therewith.

                      (f)  In any dispute involving this Agreement
and/or the disposition of the Second Mortgages, Mortgagee acknowledges that Escrow Agent may represent Mortgagor.

               Section 3. Release of Second Mortgage. Upon the receipt by Escrow Agent of (a) a certificate (the "Certificate") purportedly signed by an officer of State Street Bank and Trust Company as Trustee (the "Trustee") pursuant to the Trust and Servicing Agreement (the "Trust and Servicing Agreement") of even date herewith (a copy of which Certificate will be delivered by Trustee to the Mortgagor simultaneously therewith) to the effect that the Net Operating Income (as defined in the NY Mortgage) for the Properties (as defined in the NY Mortgage) owned by Mortgagor and subject to the lien of the mortgage on the date of determination for the preceding four (4) calendar quarters decreases by an amount greater than 25% of the aggregate Net Operating Income of such Properties for the calendar year 1995, and (b) a bank or certified check (the "Check") delivered by the Mortgagor or Mortgagee payable to the appropriate recording office in the aggregate amount of all mortgage recording taxes, recording taxes, recording charges and other fees required to be paid in order to record the Second Mortgages, Escrow Agent shall release the Second Mortgage and said check to Mortgagee. The Mortgagor shall so deliver the Check promptly after determination that there has been such a decrease in Net Operating Income, and in any event within five (5) Business Days (as defined in the Second Mortgages) after delivery of a copy of the Certificate to the Mortgagor. Upon the receipt by Escrow Agent of a statement purportedly signed by Mortgagee and Mortgagor to the effect that the obligations under the Loan Agreement have been satisfied in full at any time prior to release of the Second Mortgages, Escrow Agent shall mark the Second Mortgages "cancelled" and deliver photocopies thereof to both Mortgagee and Mortgagor.

               Section 4. Captions. The headings and captions in this Agreement are for convenience only and shall not affect the construction of this Agreement.

               Section 5. Severability. If any provision of this Agreement is determined to be invalid by any court of competent jurisdiction or to be in violation of any applicable law, or if the parties hereto agree that any such provision is invalid or in violation of applicable law, the invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any other manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any other jurisdiction.

               Section 6. Further Assurances. (a) Mortgagee and Mortgagor hereby agree to execute and deliver to Escrow Agent such additional documents and instruments, or any modifications to the Second Mortgages, as may be necessary or required to consummate the transactions contemplated by the Loan Agreement.

                      (b) Mortgagee, Mortgagor and Escrow Agent hereby agree to execute and deliver to one another such documents and instruments, or any modifications to this Agreement, as may be necessary or required to consummate the transactions contemplated by this Agreement.

               Section 7. Miscellaneous. (a) This Agreement may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought.

                      (b) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

                      (c)    This Agreement shall be construed in
accordance with the laws of the State of New York.

                      (d) Mortgagee and Mortgagor expressly agree that the Second Mortgages shall not be deemed to have been delivered to Mortgagee and shall be deemed to be null and void and of no effect until the Second Mortgages are released from escrow in accordance herewith.

                      (e) The parties hereto hereby acknowledge that the rights of Mortgagee simultaneously herewith being assigned to State Street Bank and Trust Company, as trustee under the Trust and Servicing Agreement and who shall thereafter be deemed to be "Mortgagee" for the purposes of this Agreement.

                      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date and year first above written.

                                            MORTGAGEE:

                                            KRT ORIGINATION CORP.


                                            By: /s/ Robert Dennis
                                                ----------------------------
                                                   Name:  Robert Dennis
                                                   Title: Vice President



                                            MORTGAGOR:

                                            KRT PROPERTY HOLDINGS, INC.


                                            By: /s/ Robert Dennis
                                                ---------------------
                                                   Name:  Robert Dennis
                                                   Title: Vice President



                                            HILLCREST PLAZA LIMITED PARTNERSHIP

                                            By:    KR Hillcrest, Inc.


                                                   By: /s/ Robert Dennis
                                                       ------------------------
                                                   Name:  Robert Dennis
                                                           Title: Vice President



                                            KR SUBURBAN, L.P.

                                            By:    KR Suburban, Inc.


                                                   By: /s/ Robert Dennis
                                                       ------------------------
                                                           Name:  Robert Dennis
                                                           Title: Vice President

                                            FOX RUN, LIMITED PARTNERSHIP

                                            By:  KR Fox Run, Inc.


                                                   By: /s/ Robert Dennis
                                                       -------------------------
                                                           Name:  Robert Dennis
                                                           Title: Vice President



                                            KR MacARTHUR ASSOCIATES, L.P.

                                            By:    KR MacArthur, Inc.


                                                   By: /s/ Robert Dennis
                                                       ------------------------
                                                           Name:  Robert Dennis
                                                           Title: Vice President



                                            KR BEST ASSOCIATES, L.P.

                                            By:    KR Best Associates, Inc.


                                                   By: /s/ Robert Dennis
                                                       ------------------------
                                                           Name:  Robert Dennis
                                                           Title: Vice President


                                            KR 69TH STREET, L.P.

                                            By:    KR 69th Street, Inc.


                                                   By: /s/ Robert Dennis
                                                       ------------------------
                                                           Name:  Robert Dennis
                                                           Title: Vice President


                                            KR TRUST ONE, INC.


                                            By: /s/ Robert Dennis
                                                --------------------------
                                                   Name:  Robert Dennis
                                                   Title: Vice President


                                            KR MANCHESTER, INC.


                                            By: /s/ Robert Dennis
                                                ----------------------------
                                                   Name:  Robert Dennis
                                                   Title: Vice President


                                            KR STREET ASSOCIATES, L.P.

                                            By:    KR Street, Inc.


                                                   By: /s/ Robert Dennis
                                                       ----------------------
                                                           Name:  Robert Dennis
                                                           Title: Vice President



                                            KR ORANGE, INC.


                                            By: /s/ Robert Dennis
                                                ---------------------
                                                   Name:  Robert Dennis
                                                   Title: Vice President



                                            KR COLLEGETOWN, INC.


                                            By: /s/ Robert Dennis
                                                ----------------------
                                                   Name:  Robert Dennis
                                                   Title: Vice President



                                            KR HILLCREST MALL, INC.


                                            By: /s/ Robert Dennis
                                               ---------------------
                                                   Name:  Robert Dennis
                                                   Title: Vice President


                                            KR PILGRIM, L.P.

                                            By:    KR Pilgrim, Inc.


                                                   By: /s/ Robert Dennis
                                                      ------------------------
                                                           Name:  Robert Dennis
                                                           Title: Vice President


                                            ROBINSON SILVERMAN PEARCE
                                              ARONSOHN & BERMAN, LLP
                                              Escrow Agent


                                            By: /s/ Jonathan S. Margolis
                                                --------------------------
                                                   Jonathan S. Margolis, Partner

                                           SCHEDULE I


                                       Grantor Properties



       Grantor                                     Property
       -------                                     ---------
1.  KRT Property Holdings, Inc. ("KRT")     The Mall at Cross County
2.  KRT                                     Bethlehem Square
3.  KRT                                     Whitehall Square
4.  Fox Run, Limited Partnership            Fox Run
5.  KRT                                     Bristol Commerce Park
6.  KRT                                     Groton Square
7.  KR Suburban, L.P.                       Suburban Plaza
8.  KRT                                     Park Hills Plaza
9.  KRT                                     Barn Plaza
10. KRT                                     Highridge Plaza
11. KR Trust One, Inc.                      Anneslie
12. KR Best Associates, L.P.                Best Plaza
13. KR Collegetown, Inc.                    Collegetown
14. KR Hillcrest Mall, Inc.                 Hillcrest Mall
15. KRT                                     Bensalem Square
16. KR Street Associates, L.P.              Street Road
17. KR Pilgrim, L.P.                        Pilgrim Gardens
18. Hillcrest Plaza Limited Partnership     Hillcrest Plaza
19. KRT                                     North Ridge
20. KR Manchester, Inc.                     Manchester Kmart
21. KR 69th Street, L.P.                    69th Street Plaza
22. KR MacArthur Associates, L.P.           MacArthur Road
23. KRT                                     Village Square
24. KRT                                     Milford
25. KRT                                     A&P Mamaroneck
26. KR Orange, Inc.                         Orange
27. KRT                                     Port Washington